SECOND AMENDMENT TO SUPPLY AGREEMENT

This Second Amendment (hereinafter "Amendment"), is made as of the 10 day of September, 2007, by and between Next Day Gourmet, L.P., an Indiana Limited Partnership, on its own behalf and on behalf of its subsidiaries and affiliates (hereinafter, collectively, "Buyer") and Food Innovations, Inc., a Delaware corporation (hereinafter, "Supplier").

WITNESSETH:

WHEREAS, Buyer and Supplier entered into that certain Supply Agreement dated as of September 11, 2003 and amended as of August 30, 2006 (the "Agreement") with respect to Buyer's purchase and distribution of certain foodservice products from Supplier ("Products"); and

WHEREAS, the parties desire to extend the term of the Agreement for an additional period of one (1) year, as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Supplier hereby agree as follows:

1. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

2. Section 5 (a) of the Agreement, as previously amended, shall be deleted in its entirety and replaced with the following:

"This Agreement shall be effective as of the Effective Date and shall expire on Sept 11, 2008 (the "Term")."

3. Schedule A of the Agreement shall be replaced in its entirety with the amendment Schedule A attached hereto.

4. Except for the amendments, changes and additions made herein, there are no other changes to the Agreement and the parties hereby ratify and confirm the remainder of the same as originally written and subsequently modified by this Amendment.

5. By executing this Amendment, the parties acknowledge and agree that (i) no default or breach has occurred by Buyer under the Agreement or any amendment thereto and (ii) the Agreement is in good standing.

As evidence of this Amendment:

NEXT DAY GOURMET, L.P.
by Next Day Gourmet, Inc., General Partner

By: [signature]
Name: Jeff Kary
Title: President

Date: September 10, 2007

FOOD INNOVATIONS, INC.

By: ____________________
Name: ____________________
Title: ____________________

Date: ____________________

SCHEDULE A

Subsidiaries and Affiliates included in Buyer's Group

U.S. Foodservice
U.S. Foodservice, Inc.
E&H Distributing Co.